UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2024

Complete Solaria, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40117	93-2279786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45700 Northport Loop East, Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 270-2507

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CSLR	The Nasdaq Global Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	CSLRW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Complete Solaria, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders on December 18, 2024. Set forth below are the final results of the voting with respect to each matter acted upon at the 2024 Annual Meeting of Stockholders. The proposals are described in further detail in the Company’s definitive proxy statement, filed with the U.S. Securities and Exchange Commission on November 8, 2024.

Proposal 1 - Election of Directors

The stockholders duly elected each of Thurman J. Rodgers, Antonio R. Alvarez, William J. Anderson, Adam Gishen, Chris Lundell, Lothar Maier, Ronald Pasek, Tidjane Thiam, and Devin Whatley to serve as directors of the Company until the 2025 annual meeting of stockholders.

NOMINEE	VOTES FOR	WITHHELD	BROKER NON-VOTES
Thurman J. Rodgers	26,145,552	14,706	11,113,574
Antonio R. Alvarez	23,693,663	2,466,595	11,113,574
William J. Anderson	25,917,867	242,391	11,113,574
Adam Gishen	24,024,919	2,135,339	11,113,574
Chris Lundell	25,909,321	250,937	11,113,574
Lothar Maier	26,138,635	21,623	11,113,574
Ronald Pasek	23,696,592	2,463,666	11,113,574
Tidjane Thiam	26,004,556	155,702	11,113,574
Devin Whatley	26,137,804	22,454	11,113,574

Proposal 2 – Ratification of Selection of Independent Registered Public Accounting Firm

The stockholders ratified the selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
36,794,903	4,059	474,870	—

Proposal 3 – Approval of, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), issuable upon the conversion of the 7.0% Convertible Notes due 2029 in an amount that may be equal to or exceed 20% of the Company’s Common Stock outstanding

For purposes of complying with Nasdaq Listing Rule 5635(d), the stockholders approved the issuance of shares of Common Stock issuable upon the conversion of the 7.0% Convertible Notes due 2029 in an amount that may be equal to or exceed 20% of the Company’s Common Stock outstanding.

VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
25,841,784	166,368	152,106	11,113,574

Proposal 4 – Approval of, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock issuable under the White Lion Purchase Agreement in an amount that may be equal to or exceed 20% of the Company’s Common Stock outstanding

For purposes of complying with Nasdaq Listing Rule 5635(d), the stockholders approved the issuance of shares of Common Stock issuable under the White Lion Purchase Agreement in an amount that may be equal to or exceed 20% of the Company’s Common Stock outstanding.

VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
25,833,990	167,260	159,008	11,113,574

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Complete Solaria, Inc.

Dated: December 19, 2024	By:	/s/ Daniel Foley
Daniel Foley
Chief Financial Officer

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